Exhibit 10.2

 July  11,  2006

Mr.  James G. Weller, President               Sent via fax, email and  overnight
Z  Yachts,  Inc.
3598  Old  Milton  Pkwy
Alpharetta,  GA  30005

RE:  TERMINATION  OF  Z  YACHTS  MANUFACTURER  DIRECT  PROGRAM  AGREEMENT
-------------------------------------------------------------------------


Dear  Mr.  Weller,

     We hereby provide notice of termination of the June 23, 2005 Z Yachts Manufacturer Direct Program Agreement between Xtreme Companies, Inc. and Z Yachts, Inc. Accordingly, termination will be effective immediately.

Kindest  Regards,


Laurie  Phillips
President  &  CEO
Xtreme  Companies,  Inc.